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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2003


                        WIRELESS AGE COMMUNICATIONS, INC.
                        ---------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA                              001-31338                98-0336674
------                              ---------                ----------

STATE OR OTHER JURISDICTION OF      (COMMISSION              (IRS EMPLOYER
INCORPORATION OR ORGANIZATION       FILE NO.)                IDENTIFICATION NO.)


1408 BROAD STREET, REGINA, SASKATCHEWAN, CANADA                          S4R 1Y8
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                 (306) 751-7720
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.

On December 31, 2003, Wireless Age Communications, Inc. completed the acquisition of $1,700,000 in outstanding principal amount of an 8% Convertible Subordinated Promissory Note of RELM Wireless Corporation for a cash purchase price of $1,870,000.

Wireless Age issued a press release on January 5, 2004, announcing the transaction, a copy of which is appended herein as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)      Exhibits

                  99.1 Press Release issued by Wireless Age Communications, Inc., dated January 5, 2004, announcing the acquisition of the RELM Wireless Corporation Convertible Note.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   January 5, 2004


                                            WIRELESS AGE COMMUNICATIONS, INC.



                                            By    /s/ John Simmonds
                                               -----------------------------
                                                     John G. Simmonds
                                                     Chief Executive Officer


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                                      INDEX

Exhibit No.     Description

99.1 Press Release issued by Wireless Age Communications, Inc., dated January 5, 2004, announcing the acquisition of the RELM Wireless Corporation Convertible Note.